SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                  ____________



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 23, 2000
                        (Date of earliest event reported)


                              INCYTE GENOMICS, INC.
                     (FORMERLY INCYTE PHARMACEUTICALS, INC.)
             (Exact name of registrant as specified in its charter)


                            DELAWARE                         0-27488
                                   94-3136539
     (State or other jurisdiction      (Commission             (IRS Employer
           of incorporation)                File Number)          Identification
                                      No.)


           3160 PORTER DRIVE, PALO ALTO, CALIFORNIA             94304
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (650) 855-0555

Item  5.     Other  Events.
             -------------

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release dated August 23, 2000 announcing that Dr. Randy Scott will step down as President and Chief Scientific Officer and assume the role of Chairman of the Board.

Item  7.  Financial  Statements  and  Exhibits.
          ------------------------------------

     (c)     Exhibits

99.1     Press  release  dated  August  23,  2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  August  23,  2000


INCYTE  GENOMICS,  INC.


                                By     /s/  John  M.  Vuko
                                       -------------------
                                Name:  John  M.  Vuko
                                Title: Executive Vice President and
                                       Chief Financial Officer